Exhibit 10.10

                           AMERICAN RIVERS OIL COMPANY
                  1995 STOCK OPTION AND STOCK COMPENSATION PLAN

     1. Purposes of and Benefits Under the Plan. This 1995 Stock Option and Stock Compensation Plan (the "Plan") is intended to encourage stock ownership by employees and officers (whether or not they are employees) of and consultants to American Rivers Oil Company (the "Corporation"), so that they may acquire or increase their proprietary interest in the Corporation, and is intended to facilitate the Corporation's efforts to (i) induce qualified persons to become employees or officers of or consultants to the Corporation; (ii) compensate employees, officers and consultants for services to the Corporation; and (iii) encourage such persons to remain in the employ of or associated with the Corporation and to put forth maximum efforts for the success of the Corporation. The Plan also provides the Corporation the opportunity to compensate such persons through the issuance of shares of its Common Stock, in lieu of cash, therefore allowing the Corporation to preserve its cash for other purposes.

     2. Definitions. As used in this Plan, the following words and phrases shall have the meanings indicated:


        (a) "Board" shall mean the Board of Directors of the Corporation.

        (b) "Committee" shall mean the Compensation Committee appointed by the Board, if one has been appointed. If no Committee has been appointed, the term "Committee" shall mean the Board.

        (c) "Common Stock" shall mean the Corporation's $.01 par value common stock.

        (d) "Employee" means any person or entity that renders bona fide services to the Corporation, including, without limitation: (i) a person employed by the Company; (ii) an officer or director of the Company, (iii) a person or company engaged by the Company as a consultant or advisor; (iv) a lawyer, law firm, accountant or accounting firm, engaged by the Company; or (v) any other person defined as an "employee" herein.

        (e) "Recipient" means any person granted an Option or awarded a Award hereunder.

     3. Administration.
        ---------------

        (a) The Plan shall be administered by the Committee. The Committee shall have the authority in its discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically conferred under the Plan or necessary or advisable in the administration of the Plan, including the authority: to grant Options and Awards; to determine the vesting schedule and other restrictions, if any, relating to Options and Awards; to determine the purchase price of the shares of Common Stock covered by each Option (the "Option Price"); to determine the persons to whom, and the time or times at which, Options and Awards shall be granted; to determine the number of shares to be covered by each Option or Award; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the Option agreements (which need not be identical) entered into in connection with Options granted under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

        (b) Options and Awards granted under the Plan shall be evidenced by duly adopted resolutions of the Committee included in the minutes of the meeting at which they are adopted or in a unanimous written consent.

        (c) The Committee shall endeavor to administer the Plan and grant Options and Awards hereunder in a manner that is compatible with the obligations of persons subject to Section 16 of the U.S. Securities Exchange Act of 1934 (the "1934 Act"), although compliance with Section 16 is the obligation of the Recipient, not the Corporation. Neither the Committee, the Board nor the Corporation can assume any legal responsibility for a Recipient's compliance with his obligations under Section 16 of the 1934 Act.

        (d) No member of the Committee or the Board shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option or Award granted hereunder.

     4. Eligibility.

        (a) Subject to certain limitations hereinafter set forth, Options and Awards may be granted to employees and officers (whether or not they are employees) of and consultants to the Corporation. In determining the persons to whom Options or Awards shall be granted and the number of shares to be covered by each Option or Award, the Committee shall take into account the duties of the respective persons, their present and potential contributions to the success of the Corporation, and such other factors as the Committee shall deem relevant to accomplish the purposes of the Plan.

        (b) A Recipient shall be eligible to receive more than one grant of an Option or Award during the term of the Plan, on the terms and subject to the restrictions herein set forth.

     5. Stock Reserved.

        (a) The stock subject to Options or Awards hereunder shall be shares of Common Stock. Such shares, in whole or in part, may be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options and Awards may be granted from time to time under the Plan shall not exceed 750,000, subject to adjustment as provided in Section 6(f) hereof.

        (b) If any Option outstanding under the Plan for any reason expires or is terminated without having been exercised in full, or if any Award granted is forfeited because of vesting or other restrictions imposed at the time of grant, the shares of Common Stock allocable to the unexercised portion of such Option or the forfeited portion of the Award shall become available for subsequent grants of Options and Awards under the Plan.

     6. Terms and Conditions of Options. Each Option granted pursuant to the Plan shall be evidenced by a written Option agreement between the Corporation and the Recipient, which agreement shall be substantially in the form of Exhibit A hereto as modified from time to time by the Committee in its discretion, and which shall comply with and be subject to the following terms and conditions:

        (a) Number of Shares. Each Option agreement shall state the number of shares of Common Stock covered by the Option.

        (b) Option Price. Each Option agreement shall state the Option Price, which shall be determined by the Committee subject only to the following restrictions:

            (1) The Option Price shall be subject to  adjustment  as provided in
Section 6(f) hereof.

            (2) The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such option is granted, unless a future date is specified in the resolution.

        (c) Term of Option. Each Option agreement shall state the period during and times at which the Option shall be exercisable, in accordance with the following limitations:

            (1) The date on which the Committee adopts a resolution expressly granting an Option shall be considered the day on which such Option is granted, although such grant shall not be effective until the Recipient has executed an Option agreement with respect to such Option.

            (2) The exercise period of any Option shall not exceed five years from the date of grant of the Option.

            (3) The Committee shall have the authority to accelerate or extend the exercisability of any outstanding Option at such time and under such circumstances as it, in its sole discretion, deems appropriate. No exercise period may be so extended to increase the term of the Option beyond five years from the date of the grant.

        (d) Method of Exercise and Medium and Time of Payment.

            (1) An Option may be exercised as to any or all whole shares of Common Stock as to which it then is exercisable, provided, however, that no Option may be exercised as to less than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than
100).

            (2) Each exercise of an Option granted hereunder, whether in whole or in part, shall be effected by written notice to the Secretary of the Corporation designating the number of shares as to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price for the number of shares so designated, together with any written statements required by, or deemed by the Corporation's counsel to be advisable pursuant to, any applicable securities laws.

            (3) The Option Price shall be paid in cash, or in shares of Common Stock having a fair market value equal to such Option Price, or in property or in a combination of cash, shares and property and, subject to approval of the Committee, may be effected in whole or in part with funds received from the Corporation at the time of exercise as a compensatory cash payment.

            (4) The Committee shall have the sole and absolute discretion to determine whether or not property other than cash or Common Stock may be used to purchase the shares of Common Stock hereunder and, if so, to determine the value of the property received.

            (5) The Recipient shall make provision for the withholding of taxes as required by Paragraph 8 hereof.

        (e) Transferability Restriction.

            (l)(A) As a condition to the transfer of any shares of Common Stock issued upon exercise of an Option granted under this Plan, the Corporation may require an opinion of counsel, satisfactory to the Corporation, to the effect that such transfer will not be in violation of the Securities Act of 1933, as amended (the "1933 Act") or any other applicable securities laws or that such transfer has been registered under federal and all applicable state securities laws. (B) Further, the Corporation shall be authorized to refrain from delivering or transferring shares of Common Stock issued under this Plan until the Committee determines that such delivery or transfer will not violate applicable securities laws and the Recipient has tendered to the Corporation any federal, state or local tax owed by the Recipient as a result of exercising the Option or disposing of any Common Stock when the Corporation has a legal liability to satisfy such tax. (C) The Corporation shall not be liable for damages due to delay in the delivery or issuance of any stock certificate for any reason whatsoever, including, but not limited to, a delay caused by listing requirements of any securities exchange or any registration requirements under the 1933 Act, the 1934 Act, or under any other state, federal or provincial law, rule or regulation. (D) The Corporation is under no obligation to take any action or incur any expense in order to register or qualify the delivery or transfer of shares of Common Stock under applicable securities laws or to perfect any exemption from such registration or qualification unless otherwise provided in a separate written agreement. (E) Furthermore, the Corporation will not be liable to any Recipient for failure to deliver or transfer shares of Common Stock if such failure is based upon the provisions of this paragraph.

        (f) Effect of Certain Changes.

            (1) If there is any change in the number of shares of outstanding Common Stock through the declaration of stock dividends, or through a recapitalization resulting in stock splits or combinations or exchanges of such shares, the number of shares of Common Stock available for Options and the number of such shares covered by outstanding Options, and the exercise price per share of the outstanding Options, shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.

            (2) In the event of the proposed dissolution or liquidation of the Corporation, or any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or a merger or consolidation of the Corporation with another corporation, the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then current Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, corporate separation or division, or merger or consolidation; or, in the alternative the Committee may provide that each Option granted under the Plan shall terminate as of a date fixed by the Committee; provided, however, that not less than 30 days' written notice of the date so fixed shall be given to each Recipient, who shall have the right, during the period of 30 days preceding such termination, to exercise the Option as to all or any part of the shares of Common Stock covered thereby, including shares as to which such Option would not otherwise be exercisable.

            (3) Paragraph (2) of this Section 6(f) shall not apply to a merger or consolidation in which the Corporation is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (excluding a change in par value, or from no par value to par value, or any change as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee may provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

            (4) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination -in that respect shall be final, binding and conclusive.

            (5) Except as expressly provided in this Section 6(f) the Recipient shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, or by reason of any dissolution, liquidation, merger, or consolidation or spin-off.of assets or stock of.another corporation; .and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures, or to merge or consolidate, or to dissolve, liquidate, or sell or transfer all or any part of its business or assets.

        (g) No Rights as Shareholder - Non-Distributive Intent.

            (1) Neither a Recipient of an Option nor such Recipient's legal representative, heir, legatee or distributee, shall be deemed to be the holder of, or to have any rights of a holder with respect to, any shares subject to such Option until after the Option is exercised and the shares are issued.

            (2) No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(f) hereof.

            (3) Upon exercise of an Option at a time when there is no registration statement in effect under the 1933 Act relating to the shares issuable upon exercise, shares may be issued to the Recipient only if the Recipient represents and warrants in writing to the Corporation that the shares purchased are being acquired for investment and not with a view to the distribution thereof and provides the Corporation with sufficient information to establish an exemption from the registration requirements of the 1933 Act.

            (4) No shares shall be issued upon the exercise of an Option unless and until there shall have been compliance with any then applicable requirements of the U.S. Securities and Exchange Commission or any other regulatory agencies having jurisdiction over the Corporation.

        (h) Other Provisions. Option Agreements authorized under the Plan may contain such other provisions as the Committee shall deem advisable, including, without limitation, the imposition of restrictions upon the vesting and exercise of an Option.

     7. Grant of Stock Awards. In addition to, or in lieu of, the grant of an Option, the Committee may grant Awards.

        (a) At the time of grant of a Award, the Committee may impose a vesting period of up to five years, and such other restrictions which it deems appropriate. Unless otherwise directed by the Committee at the time of grant of a Award, the Recipient shall be considered a shareholder of the Corporation as to the Award shares which have vested in the grantee at any time regardless of any forfeiture provisions which have not yet arisen.

        (b) The grant of a Award and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the 1934 Act, other applicable securities laws, rules and regulations, and the requirements of any stock exchanges upon which the Common Stock then may be listed. Any certificates prepared to evidence Common Stock issued pursuant to a Award grant shall bear legends as the Corporation's counsel may seem necessary or advisable.

     8. Agreement by Recipient Regarding Withholding Taxes. Each Recipient agrees that the Corporation, to the extent permitted or required by law, shall deduct a sufficient number of shares due to the Recipient upon exercise of the Option or the grant of a Award to allow the Corporation to pay federal, provincial, state and local taxes of any kind required by law to be withheld upon the exercise of such Option or payment of such Award from any payment of any kind otherwise due to the Recipient. The Corporation shall not be obligated to advise any Recipient of the existence of any tax or the amount which the Corporation will be so required to withhold.

     9. Term of Plan. Options and Awards may be granted under this Plan from time to time within a period of five years from the date the Plan is adopted by the Board.

     10. Amendment and Termination of the Plan. The Committee at any time and from time to time may suspend, terminate, modify or amend the Plan. No suspension, termination, modification or amendment of the Plan may adversely affect any Option or Award previously granted, unless the written consent of the Recipient is obtained.

     11. Assumption. Subject to Section 6, the terms and conditions of any outstanding Options granted pursuant to this Plan shall be assumed by, be binding upon and shall inure to the benefit of any successor corporation to the Corporation and shall, to the extent applicable, continue to be governed by the terms and conditions of this Plan. Such successor corporation may, but shall not be obligated to, assume this Plan.

     12. Termination of Right of Action. Every right of action arising out of or in connection with the Plan by or on behalf of the Corporation, or by any shareholder of the Corporation against any past, present or future member of the Board or the Committee, or against any employee, or by an employee (past, present or future) against the Corporation, irrespective of the place where an action may be brought and of the place of residence of any such shareholder, director or employee, will cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action is alleged to have arisen or such shorter period as may be provided by law.

     13. Tax Litigation. The Corporation shall have the right, but not the obligation, to contest, at its expense, any tax ruling or decision, administrative or judicial, on any issue which is related to the Plan and which the Board believes to be important to holders of Options or Common Stock issued pursuant to Awards granted under the Plan and to conduct any such contest or any litigation arising therefrom to a final decision.

     14. Adoption. This Plan was approved by the Board of Directors of the Corporation effective November ---, 1995.

                                                                      Exhibit A
                                                                      ----------

                         FORM OF STOCK OPTION AGREEMENT
                         ------------------------------

     STOCK OPTION  AGREEMENT  made as of this  ----------  day of -------- , 199
- - -----,   by  and  between   American   Rivers  Oil   Company,   a  Wyoming  (the
"Corporation"), and (the "Recipient").

     In accordance with the Corporation's 1995 Stock Option and Stock Award Plan (the "Plan"), a copy of which is attached hereto and is incorporated herein by reference, the Corporation desires, in connection with the services of the Recipient, to provide the Recipient with an opportunity to acquire shares of the Corporation's $.01 par value common stock ("Common Stock") on favorable terms and thereby increase the Recipient's proprietary interest in the Corporation and incentive to put forth maximum efforts for the success of the business of the Corporation. Capitalized terms used but not defined herein are used as defined in the Plan.

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth and other good and valuable consideration, the Corporation and the Recipient agree as follows:

     1. Confirmation of Grant of Option. Pursuant to a determination of the Committee or, in the absence of a Committee, by the Board of Directors of the Corporation made on --------- , 19 ---- (the "Date of Grant"), the Corporation, subject to the terms of the Plan and of this Agreement, confirms that the Recipient has been irrevocably granted on the Date of Grant, as a matter of separate inducement and agreement, a Stock Option (the "Option") exercisable to purchase an aggregate of shares --------- of Common Stock on the terms and conditions herein set forth, subject to adjustment as provided in Paragraph 8 hereof.

     2. Option Price. The Option Price of shares of Common Stock covered by the Option will be -------- per share (the "Option Price") subject to adjustment as provided in Paragraph 8 hereof.

     3. Exercise of Option. Except as otherwise provided herein or in Section 6 of the Plan, the Option may be exercised in whole or in part at any time during the term of the Option. The Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100). The Option may be exercised by written notice to the Secretary of the Corporation accompanied by payment in full of the Option Price as provided in Section 6(d) of the Plan.

     4. Term of Option.  The term of the Option  will be  through  ----------  ,
- - -------,  subject to earlier  termination  or  cancellation  as provided in this
Agreement. The holder of the Option will not have any rights to dividends or any other rights of a shareholder with respect to any shares of Common Stock subject to the Option  until such  shares  shall have been issued (as  evidenced  by the appropriate  transfer  agent of the  Corporation)  upon  purchase of such shares through exercise of the Option.

     5. Adjustments. The Option shall be subject to adjustment upon the occurrence of certain events as set forth in Section 6(f) of the Plan.

     6. No Registration Obligation. The Recipient understands that the Option is not registered under the 1933 Act and, unless by separate written agreement, the Corporation has no obligation to so register the Option or any of the shares of Common Stock subject to and issuable upon the exercise of the Option, although it may from time to time register under the 1933 Act the shares issuable upon exercise of Options granted pursuant to the Plan. The Recipient represents that the Option is being acquired for the Recipient's own account and that unless registered by the Corporation, the shares of Common Stock issued on exercise of the Option will be acquired by the Recipient for investment. The Recipient understands that the Option is, and the underlying securities may be, issued to the Recipient in reliance upon exemptions from the 1933 Act, and acknowledges and agrees that all certificates for the shares issued upon exercise of the Option will bear the following legends unless such shares are registered under the 1933 Act prior to their issuance:

     The shares represented by this Certificate have not been registered under the Securities Act of 1933 (the "1933 Act"), and are "restricted securities" as that term is defined in Rule 144 under the 1933 Act. The shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from registration under the 1933 Act, the availability of which is to be established to the satisfaction of the Company.

     The Recipient further understands and agrees that the Option may be exercised only if at the time of such exercise the underlying shares are registered and/or the Recipient and the Corporation are able to establish the existence of an exemption from registration under the 1933 Act and applicable state or other laws.

     7. Notices.  Each notice  relating to this Agreement will be in writing and delivered in person or by certified mail to the proper  address.  Notices to the
Corporation  shall be addressed to the  Corporation,  attention:  President,  at
- - ------------------   ,  or  at  such  other  address  as  may   constitute   the
Corporation's  principal  place  of  business  at the  time,  with  a  copy  to:
- - ----------  , -  -------------.  Notices  to the  Recipient  or other  person or persons then entitled to exercise the Option shall be addressed to the Recipient or such other  person or persons at the  Recipient's  address  below  specified.
Anyone to whom a notice may be given under this  Agreement  may  designate a new address by notice to that effect given pursuant to this Paragraph 10.

     8. Approval of Counsel. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Corporation's counsel of all legal matters in connection therewith, including compliance with the requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended, applicable state and other securities laws, the rules and regulations thereunder, and the requirements of any national securities exchange(s) upon which the Common Stock then may be listed.

     9. Benefits of Agreement. This Agreement will inure to the benefit of and be binding upon each successor and assignee of the Corporation. All obligations imposed upon the Recipient and all rights granted to the Corporation under this Agreement will be binding upon the Recipient's heirs, legal representatives and successors.

     10. Effect of Governmental and Other Regulations. The exercise of the Option and the Corporation's obligation to sell and deliver shares upon the exercise of the Option are subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency which may, in the opinion of counsel for the Corporation, be required.

     11. Incorporation of the Plan. The Plan is attached hereto and incorporated herein by reference. In the event that any provision in this Agreement conflicts with a provision in the Plan, the provisions of the Plan shall govern.

     Executed in the name and on behalf of the Corporation by one of its duly authorized officers and by the Recipient all as of the date first above written.

                                       AMERICAN RIVERS OIL COMPANY

Date                 , 19              By
     ----------------    ----             --------------------------------------
                                                                   , President
                                          -------------------------


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


     The undersigned Recipient has read and understands the terms of this Option Agreement and the attached Plan and hereby agrees to comply therewith.

Date                   , 19
    -------------------    ----               ----------------------------------
                                              Signature of Recipient


                                             Tax ID Number:
                                                            --------------------

                                             Address:

                                             -----------------------------------


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